Exhibit 10.2
WARRANT AMENDMENT AGREEMENT

This Amendment (this “Agreement”) is made as of June [●], 2024 by and between Itron, Inc., a Washington corporation (“Company”), and [Dealer Name] (“Dealer”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to such terms in the Existing Warrant Confirmation.

WHEREAS, Company issued $460,000,000 principal amount of 0.00% Convertible Senior Notes due 2026 (the “Convertible Notes”) pursuant to an indenture dated as of March 12, 2021 between Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee;

WHEREAS, in connection with the pricing of the Convertible Notes, Company and Dealer entered into a Base Note Hedge Transaction (the “Base Note Hedge Transaction”) pursuant to a confirmation dated as of March 9, 2021, and an Additional Note Hedge Transaction (the “Additional Note Hedge Transaction”, and together with the Base Note Hedge Transaction, the “Note Hedge Transactions”) pursuant to a confirmation dated as of March 10, 2021;

WHEREAS, in connection with the Note Hedge Transactions, Company entered into a Base Warrant Transaction pursuant to a confirmation dated as of March 9, 2021 (the “Base Warrant Confirmation”) and an Additional Warrant Transaction pursuant to a confirmation dated as of March 10, 2021 (the “Additional Warrant Confirmation”, together with the Base Warrant Confirmation, the “Existing Warrant Confirmations”); and

WHEREAS, Company has requested and the Dealer agrees to make certain amendments to the Existing Warrant Confirmations.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Existing Warrant Confirmations as set forth herein.

1.Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Existing Warrant Confirmations.

2.Amendment of Existing Warrant Confirmations. Solely from the date of effectiveness of this Agreement to the date that is five Scheduled Trading Day following such time that Company has received the requisite approval from its shareholders to amend (following the proposal and recommendation of such amendment by the Company’s Board of Directors at its sole discretion) its Amended and Restated Articles of Incorporation, as currently in effect, to increase the number of authorized but unissued shares of its common stock, no par value (such approval, the “Requisite Stockholder Approval” and such date, the “Approval Date”):

2.1. Section 9(p)(i) of the Base Warrant Confirmation shall be deemed amended by replacing “[●]1” (the “Base Original Number”) with “[●]”2; and

1 Insert the number of shares currently in the confirmation.
2 Insert the number equal to 5/8 of the number of shares currently in the confirmation.

2.2.Section 9(p)(i) of the Additional Warrant Confirmation shall be deemed amended by replacing “[●]3” (the “Additional Original Number”) with “[●]”.4

For the avoidance of doubt, from and after the date five Scheduled Trading Day following the Approval Date, Section 9(p)(i) of each of the Base Warrant Confirmation and the Additional Warrant Confirmation shall be deemed to reflect the Base Original Number and the Additional Original Number, as applicable.

3.Representations and Warranties of Company. Company represents and warrants to Dealer on the date hereof that:

(a)    it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b)    such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c)    all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d)    its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law));

(e)    it is not in possession of any material nonpublic information regarding Company or the Shares; and

(f)    it is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

4.Representations and Warranties of Dealer. Dealer represents and warrants to Company on the date hereof that:

(a)    it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under
3 Insert the number of shares currently in the confirmation.
4 Insert the number equal to 5/8 of the number of shares currently in the confirmation.

this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b)    such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c)    all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(d)    its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

5.Entire Amendment. Except as provided hereby, all of the representations, warranties, terms, covenants and conditions of the Existing Warrant Confirmations shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The provisions set forth herein shall be limited as provided for herein, and shall not be deemed to be a waiver of, amendment to, consent to or modification of any other term or provision of the Existing Warrant Confirmations or of any event, condition, or transaction on the part of Dealer or Company. The execution, delivery and effectiveness of this Agreement shall not, by implication or otherwise, limit, impair, waive or otherwise affect any right, power or remedy of Dealer under the Existing Warrant Confirmations.

6.Governing Law. This Agreement and any dispute arising hereunder shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

7.Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the date first above written.

ITRON, INC.
By:
Name:
Title:

[DEALER], as Dealer
By:
Name:
Title:

[Signature Page to Warrant Amendment Agreement]